UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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FIRSTHAND TECHNOLOGY VALUE FUND, INC.

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FIRSTHAND TECHNOLOGY VALUE FUND, INC.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

March 18, 2013

Dear Fellow Stockholders:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc. (the “Company”) on May 23, 2013 at 2:00 p.m., Pacific Time, at the Hilton San Jose Hotel at 300 Almaden Boulevard, San Jose, CA 95110.

The matters for consideration at the meeting are:

i.	the election of one director of the Company;

ii.	the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013; and

iii.	the transaction of any other business that may properly come before the meeting or any adjournment or postponement thereof.

Enclosed with this letter are the formal notice of the meeting, the proxy statement, which gives detailed information about the proposals and why the Board of Directors unanimously recommends that you vote to approve them, an actual written proxy for you to sign and return, and a copy of the Company’s annual report to stockholders on Form 10-K.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. You may also authorize a proxy vote of your shares via telephone or online by following the instructions on the proxy card. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

If you have any questions about the enclosed proxy or need assistance in voting your shares, please call 800.976.8776.

Sincerely,
Kevin Landis
Chairman of the Board of Directors,
CEO and President

Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Firsthand Technology Value Fund, Inc.:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company”), will be held on May 23, 2013 at 2:00 p.m., Pacific Time, at the Hilton San Jose Hotel at 300 Almaden Boulevard, San Jose, CA 95110, to consider and vote on the following matters as more fully described in the accompanying proxy statement:

1.	The election of one Class II director of the Company to hold office until the 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; and

2.	The ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013; and

3.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record as of the close of business on March 15, 2013 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of the Company,

Kelvin Leung
Secretary

March 18,  2013
San Jose, California

 TABLE OF CONTENTS

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS	1
ANSWERS TO SOME IMPORTANT QUESTIONS	3
PROXY STATEMENT 2013 ANNUAL MEETING OF STOCKHOLDERS	4
PROPOSAL ONE — ELECTION OF DIRECTOR	5
NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON	6
REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS	6
REMAINING DIRECTOR WHO IS AN INTERESTED PERSON	7
DIRECTOR COMPENSATION	7
COMMITTEES OF THE BOARD OF DIRECTORS	8
INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS	9
BOARD RECOMMENDATION	10
PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
INDEPENDENT ACCOUNTING FEES AND POLICIES	10
AUDIT COMMITTEE REPORT	11
BOARD RECOMMENDATION	12
INFORMATION ABOUT EXECUTIVE OFFICERS	12
COMPENSATION DISCUSSION AND ANALYSIS	13
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	13
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	14
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	14
CORPORATE GOVERNANCE	15
NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE REPORT	17
OTHER MATTERS	17
MORE INFORMATION ABOUT THE MEETING	17
INVESTMENT ADVISER	18
ADMINISTRATOR	19
HOUSEHOLDING OF PROXY MATERIALS	19
STOCKHOLDER PROPOSALS	19
APPENDIX A -- FIRSTHAND TECHNOLOGY VALUE FUND, INC. AUDIT COMMITTEE CHARTER	20
EXHIBIT A - PRE-APPROVAL PROCEDURES	23
EXHIBIT B - QLCC DUTIES AND RESPONSIBILITIES	24

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.	WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains three proposals:

•
Proposal One — the election of one Class II Director to serve until the Company’s 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. The director currently serving in Class II is Rodney Yee.

The election of Mr. Yee as a Class II Director requires the affirmative vote of the holders of a plurality of shares of common stock cast at the Annual Meeting.

•	Proposal Two — the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Approval of Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock cast at the Annual Meeting.

•	Proposal Three — the transaction of any other business that may properly come before the meeting.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors of the Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.	HOW CAN I VOTE?

A.
If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q.	CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report are available on the Internet at www.firsthandtvf.com/proxy2013

This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the proxy statement carefully.
If you have questions, call 800.976.8776.

Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

PROXY STATEMENT
2013 ANNUAL MEETING OF STOCKHOLDERS
May 23, 2013

This proxy statement is being sent to you by the Board of Directors of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company,” “we,” “us,” or “our”). The Board of Directors is asking you to complete, sign, date, and return the enclosed proxy card, permitting your votes to be cast at the annual meeting (the “Annual Meeting”) of stockholders called to be held on May 23, 2013, at 2:00 p.m. Pacific Time at the Hilton San Jose Hotel at 300 Almaden Boulevard, San Jose, CA 95110. Stockholders of record at the close of business on March 15, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you hold on each matter on which holders of such shares are entitled to vote. This proxy statement and enclosed proxy are first being mailed to stockholders on or about March 27, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 23, 2013: You should have received, together with this proxy statement, our Annual Report to stockholders for the fiscal year ended December 31, 2012. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 800.976.8776. The report will be sent to you without charge. Our reports can be accessed on our website (www.firsthandtvf.com/proxy2013) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

Firsthand Capital Management, Inc. (“FCM”) (prior to January 1, 2012, called “SiVest Group, Inc.”), externally manages and advises us pursuant to our investment management agreement. FCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. FCM provides investment advice to investment funds and other clients, focusing on the technology and alternative energy sectors.  As of December 31, 2012, FCM managed approximately $293 million. FCM may be contacted at the address listed above.

PROPOSAL ONE
ELECTION OF DIRECTOR

Under our charter, our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III). We currently have four directors.

Class	Term*	Directors

I	to serve until the Annual Meeting of Stockholders in 2015	Greg Burglin

II	to serve until the Annual Meeting of Stockholders in 2013	Rodney Yee

III	to serve until the Annual Meeting of Stockholders in 2014	Kimun Lee
Kevin Landis

*	Each director serves until the Annual Meeting of Stockholders for the designated year and until his successor is duly elected and qualifies. If elected, each director will serve a 3-year term.

The director whose term is expiring at this year’s Annual Meeting is the Class II director, Rodney Yee. The Board has nominated him for re-election at the Annual Meeting, to serve for a term of three years (until the 2016 Annual Meeting of Stockholders) and until his successor has been duly elected and qualifies.

The Board knows of no reason why the nominee will be unable to serve, and the nominee has consented to serve if re-elected. If the nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the person named as proxies may vote for other person designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Mr. Yee as the Class II director.

The following tables set forth the nominee’s and each remaining director’s name and age; position(s) with us and length of time served; principal occupation during the past five years; and other directorships held during the past five years. The address for the nominee and all directors is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on each nominee and remaining director follows the table.

The directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of FCM, or our underwriters in offerings of our securities from time to time, as defined in the 1940 Act, are referred to herein as “Independent Directors.” None of our Independent Directors, nor any of their immediate family members, has been a director, officer or employee of FCM or its affiliates within the last five years.

For information regarding the Fund’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Rodney Yee (born 1960)	Director (to serve until the 2016 Annual Meeting of Stockholders). Served since 2010.	Chief Operating Officer, Chief Financial Officer and Treasurer of ASA Gold and Precious Metals Limited (a closed-end investment company traded on the NYSE) from 2010 to present; Chief Operating Officer and Chief Compliance Officer of CCM Partners (an investment adviser) from 2005 to 2010.	3	Current: Firsthand Funds

(1)
The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, , the Fund Complex included Firsthand Technology Value Fund, Inc., a closed-end fund, and Firsthand Funds, a family of open-ended funds registered under the 1940 Act that are managed by FCM.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Greg Berglin (born 1960)	Director (to serve until the 2015 Annual Meeting of Stockholders). Served since 2010.	Tax consultant for more than 5 years	3	Current: Firsthand Funds From 2005 through August, 2008, Mr. Burglin also served as a trustee of Black Pearl Funds, an open-end mutual fund family advised by an affiliate of FCM.
Kimun Lee (born 1946)	Director (to serve until the 2014 Annual Meeting of Stockholders). Served since 2010.	Mr. Lee is a California-registered investment adviser. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980. Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares Diversified Alternatives Trust, , iShares Gold Trust, and iShares Silver Trust.	1	Current: iShares Delaware Trust Sponsor LLC

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin Landis (2) (born 1961)	Chairman of the Board of Directors, President and Chief Executive Officer. Director (to serve until the 2014 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	President of FCM since 2009; President, Chairman and Founder of Firsthand Funds since 1994; Portfolio Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Opportunities Fund since 1999, and of Firsthand Technology Leaders Fund from 1997 to 2012; Portfolio Manager of the Company since April, 2011.	3
Current:

Firsthand Funds
Silicon Genesis Corp.
Pivotal Systems Corp.
QMAT, Inc.

From 2005 through August 2008, Mr. Landis also served as a trustee of Black Pearl Funds, an open-end mutual fund family advised by an affiliate of FCM.

(2)	Mr. Landis is an “interested person” of the Company because he is an owner, an officer, and an employee of FCM.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid by us during the fiscal year ended December 31, 2012 to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.

Name	Fees Earned or Paid in Cash (Total Compensation)
Independent Directors
Greg Burglin	$12,300
Rodney Yee	$12,300
Kimun Lee	$12,300

Interested Director
Kevin Landis	None

Our directors and officers who are “interested persons” because of their employment by FCM, including all our executive officers, serve without any compensation from us. For the year ended December 31, 2012, the Independent Directors each received $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly-scheduled in-person board meeting, $1,000 for each regularly scheduled telephonic board meeting, $500 for each special board meeting, $200 for each valuation committee meeting, $1,000 per in-person audit committee meeting, and $500 for each telephonic audit committee meeting. For the year ended December 31, 2013, the Independent Directors will each receive annual compensation of $20,000 per annum, consisting of a $10,000 annual retainer ($2,500 paid quarterly), and a per meeting fee of $2,500 for each quarterly meeting attended in person or by phone. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers, who will be covered under the same policy that covers FCM and Firsthand Funds.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has three standing committees: (1) the Audit Committee, (2) the Valuation Committee and (3) the Nominating Committee.

AUDIT COMMITTEE

The members of the Audit Committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Global Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Yee serves as chairman of the Audit Committee. The Audit Committee is responsible for approving our independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, and reviewing the adequacy of our internal accounting controls.  For the fiscal year ended December 31, 2012, the Audit Committee met four times. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter (as defined herein) is attached as Appendix A and is available in print to any stockholder who requests it.

VALUATION COMMITTEE

The members of the Valuation Committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Global Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Burglin serves as chairman of the Valuation Committee. The Valuation Committee is responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee may use the services of nationally recognized independent valuation firms or the advice of FCM to help them determine the fair value of these securities.  For the fiscal year ended December 31, 2012, the Valuation Committee met four times.

NOMINATING COMMITTEE

The members of the Nominating Committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Global Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Lee serves as chairman of the Nominating Committee. The Nominating Committee is responsible for nominating, corporate governance, and compensation matters. This includes the responsibilities of selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management, as well as compensation-related matters.  For the fiscal year ended December 31, 2012, the Nominating Committee met one time.

BOARD OF DIRECTOR AND COMMITTEE MEETINGS HELD

The following table shows the number of meetings held for the Company during the fiscal year ended December 31, 2012:

Board of Directors	6
Audit Committee	4
Valuation Committee	4
Nominating Committee	1

All directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not currently have a policy with respect to Board member attendance at annual meetings.

Please refer to “Corporate Governance” on page 15 below for a review of the Board’s leadership structure, role in risk oversight and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES OR SKILLS

The Board believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, each director has served on boards for organizations other than the Company, and each of the directors has served on the Board of the Company since its inception. They therefore either have substantial boardroom experience and/or, in their service to the Company, have gained substantial insight into the operation of the Company and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

INFORMATION ABOUT INDEPENDENT DIRECTORS

Rodney Yee, 52, is Chief Operating Officer, Chief Financial Officer and Treasurer of ASA Gold and Precious Metals Limited (formerly called ASA Limited, a Bermuda based SEC registered closed-end fund traded on the NYSE) from August 2010 to present. Mr. Yee was Chief Operating Officer and Chief Compliance Officer of CCM Partners, an SEC-registered investment adviser from November 2005 to August 2010. From 2004 to 2005, Mr. Yee served as Chief Financial Officer of Matthews International Capital Management, an SEC-registered investment adviser, and Treasurer of Matthews Asian Funds. Mr. Yee has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since July 2010.  Mr. Yee has considerable experience with registered investment companies.

Greg Burglin, 52, is a tax consultant and has been for more than 5 years. Mr. Burglin has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since November 2008.  As a result of this experience, Mr. Burglin is very familiar with FCM and service on the board of a registered investment company.

Kimun Lee, 66, is a registered investment adviser. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980. Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares Diversified Alternatives Trust, a commodity pool; as well as being the sponsor of iShares Gold Trust and iShares Silver Trust. Until January 2005 Mr. Lee also served as a member of the Board of Directors of Fremont Mutual Funds, Inc., a mutual fund company.

INFORMATION ABOUT INTERESTED DIRECTORS

Kevin Landis, 51, in addition to being President of FCM, is also the President and Chairman of Firsthand Funds, which he co-founded in 1994. Mr. Landis is a well-known technology investor who serves as portfolio manager for Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund. Born and raised in Silicon Valley, Mr. Landis has over two decades of experience in engineering, market research, product management, and investing in the technology sector. He currently serves on the Boards of Directors of Silicon Genesis Corporation, Pivotal Systems Corporation, and QMAT, Inc. He also serves as an observer on the boards of SoloPower, Inc. and TapAd, Inc.  Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Smart Money, Time, and Money magazines. He is also a guest lecturer at Santa Clara University’s Leavey School of Business, sharing his advice not only on technology investments, but also on management and mentoring of technology entrepreneurs. Mr. Landis holds a bachelor’s degree in electrical engineering and computer science from the University of California at Berkeley and an MBA from Santa Clara University.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEE TO THE BOARD.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of the Company, including all of the Company’s Independent Directors, have selected Tait, Weller & Baker LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2013, and are submitting the selection of Tait, Weller & Baker LLP to the stockholders for ratification.

Tait, Weller & Baker LLP has audited the financial statements of the Company since inception and has informed us that it has no direct or indirect material financial interest in the Company or in FCM.

A representative of Tait, Weller & Baker LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee normally meets two times each year with representatives of Tait, Weller & Baker LLP to discuss the scope of its engagement, review the financial statements of the Company and the results of its examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

AUDIT AND RELATED FEES

Audit Fees. The aggregate fees billed to us by Tait, Weller & Baker LLP during fiscal years 2011, 2012 for professional services rendered with respect to the audit of our financial statements were $18,000 and $18,000 respectively.

Audit-Related Fees. We were not billed by Tait, Weller & Baker LLP for any fees for assurance and related services reasonably related to the performance of the audits of our annual financial statements for either of the past two fiscal years.

Tax Fees. For professional services for tax compliance, tax advice and tax planning for fiscal years 2010 and 2011, we were billed by Tait, Weller & Baker LLP  for fees in the amounts of $2,000 and $2,000 respectively.

All Other Fees. We were not billed by Tait, Weller & Baker LLP for any fees for services other than those described above during either of the past two fiscal years.

Aggregate Non-Audit Fees. We were not billed by Tait, Weller & Baker LLP for any amounts for any non-audit services during either of the past two fiscal years. In addition, neither FCM nor any entity controlling, controlled by, or under common control with FCM that provides ongoing services to us, was billed by Tait, Weller & Baker LLP for any non-audit services during either of the last two fiscal years.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Before the auditor is (i) engaged by us to render audit, audit related or permissible non-audit services to us or (ii) with respect to non-audit services to be provided by the auditor to FCM or any entity in the investment company complex, if the nature of the services provided relate directly to our operations or financial reporting, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to FCM. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with Tait, Weller & Baker LLP, the Audit Committee approved in advance all audit services and non-audit services that Tait, Weller & Baker LLP provided to us (with respect to our operations and financial reporting). None of the services rendered by Tait, Weller & Baker LLP  to us or FCM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by Tait, Weller & Baker LLP  to  FCM and any entity controlling, controlled by, or under common control with FCM that were not required to be pre-approved by the Audit Committee is compatible with maintaining Tait, Weller & Baker LLP ’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (“the Company”)  is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors and the Audit Committee meets periodically with the independent auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of three Directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board. Each committee member is “independent” in accordance with Nasdaq Global Market corporate governance regulations.

The Audit Committee, in discharging its responsibilities, has met with and held discussions with management and the Company’s independent auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K.

Submitted by the Audit Committee

Rodney Yee
Greg Burglin
Kimun Lee

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF TAIT, WELLER & BAKER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each of our officer’s name; position(s) with us and length of time served; principal occupation during the past five years; and other directorships. The address for all of our officers is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on each officer follows the table.

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin Landis (born 1961)	Chairman of the Board of Directors, President and Chief Executive Officer, and Chief Financial Officer. Director (to serve until the 2014 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	President of FCM since 2009; President, Chairman and Founder of Firsthand Funds since 1994; Portfolio Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Opportunities Fund since 1999, and of Firsthand Technology Leaders Fund from 1997 to 2012; Portfolio Manager of the Company since April, 2011.	3
Current:

Firsthand Funds.
Silicon Genesis Corp.
Pivotal Systems Corp.
QMAT, Inc.

From 2005 through August 2008, Mr. Landis also served as a trustee of Black Pearl Funds, an open-end mutual fund family advised by an affiliate of FCM.

Nicholas Petredis (born 1961)	Chief Compliance Officer. Served since inception.	Principal of Petredis Law Offices.	3	N/A

Kevin Landis, 51, in addition to being President of FCM, is also the President and Chairman of Firsthand Funds, which he co-founded in 1994. Mr. Landis is a well-known technology investor who serves as portfolio manager for Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund. Born and raised in Silicon Valley, Mr. Landis has over two decades of experience in engineering, market research, product management, and investing in the technology sector. He currently serves on the Boards of Directors of Pivotal Systems Corporation, QMAT, Inc, and Silicon Genesis Corporation. He also serves as an observer on the boards of SoloPower, Inc. and Skyline Solar, Inc.  Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Smart Money, Time, and Money magazines. He is also a guest lecturer at Santa Clara University’s Leavey School of Business, sharing his advice not only on technology investments, but also on management and mentoring of technology entrepreneurs. Mr. Landis holds a bachelor’s degree in electrical engineering and computer science from the University of California at Berkeley and an MBA from Santa Clara University.

Nicholas Petredis, 61, is a principal of Petredis Law Offices from 1993 to present.

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between FCM (our external manager) and us, our external manager is responsible for supervising the investments and reinvestments of the Company’s assets. Our external manager, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. We pay management fees to our external manager for its advisory and other services performed under the investment management agreement.

Our executive officers who manage our regular business are employees of our external manager or its affiliates. Accordingly, we do not pay any salaries, bonuses or other compensation to our executive officers. We do not have employment agreements with our executive officers. We do not provide pension or retirement benefits, perquisites, or other personal benefits to our executive officers. We do not maintain any compensation plans under which our equity securities are authorized for issuance. We do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement does not require our external manager to dedicate specific personnel to fulfilling its obligation to us under the investment management agreement, or require personnel to dedicate a specific amount of time. In their capacities as executive officers or employees of our external manager or its affiliates, they devote a portion of their time to our affairs as required for the performance of the duties of our external manager under the investment management agreement.

Our executive officers are compensated by our external manager. We understand that our external manager takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of our executive officers receive compensation for services performed for various investment funds of our external manager. However, our external manager cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers that relates exclusively to their services to us. The compensation of our Chief Compliance Officer will be paid by us.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of December 31, 2012 the number of shares of our common stock beneficially owned by each of our current directors and executive officers as a group, and certain beneficial owners, according to information furnished to us by such persons. Based on statements publicly filed with the SEC, as of December 31, 2012 we are aware of no person who beneficially own more than 5% of our outstanding common stock except as disclosed below. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934, as amended (the “1934 Act”) Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class (1)
Independent Directors
Greg Burglin	0	*
Rodney Yee	0	*
Kimun Lee	0	*
Interested Director
Kevin Landis	66,182	0.77%
Executive Officers
Nicholas Petredis	0	*
Other Beneficial Owners
Bulldog Investors Park 80 West Plaza Two, Suite 750 Saddle Brook, NJ 07663	757,420	8.85%

*	Less than 1% of class.
(1)	Based on 8,556,480 shares of common stock outstanding as of December 31, 2012.

The following table sets forth as of February 28, 2013 the dollar range of our equity securities beneficially owned by each of our directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act.

Director	Dollar Range1 of Our Equity Securities	Aggregate Dollar Range1 of Equity Securities in All Registered Investment Companies2 Overseen by Director in Fund Complex3
Independent Directors
Greg Burglin3	None	None
Rodney Yee3	None	None
Kimun Lee	None	None
Interested Director
Kevin Landis3	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000 or over $100,000.
(2)	SVVC is incorporated under the Maryland General Corporation Law.
(3)
Each of Greg Burlin, Rodney Yee and Kevin Landis is a member of the board of trustees of Firsthand Funds, which operates Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund.  FCM serves as investment advisor for each of these funds.

None of the independent directors or any of their immediate family members own beneficially or of record any securities in the Investment Adviser or the underwriters for the offering pursuant to this prospectus or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or such underwriters.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the 1934 Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership in our securities and any changes therein to the SEC and to us. We are required to report herein any failure to file such reports by applicable due dates for filings. Based on our review of any Forms 3, 4 and 5 filed by such persons, we believe that, during the fiscal year, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Management Agreement with FCM, in which the chairman of our Board of Directors and our Chief Executive Officer and Chief Financial Officer has ownership and financial interests. The other investment professionals of the Investment Adviser may also serve as principals of other investment managers affiliated with FCM that may currently and also in the future manage investment funds with investment objectives similar to ours. In addition, our current executive officers and directors, the Chief Financial Officer and Chief Compliance Officer, and the other senior investment professionals whom the FCM currently retains, serve or may serve as officers, directors, or principals of entities that operate or may operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with FCM. However, FCM intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of the Investment Adviser.

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Company’s business and affairs are managed under the direction of its Board of Directors, including the responsibilities performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of Directors currently consists of four directors, three of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.” As part of each regular Board meeting, the Independent Directors meet separately from management and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Landis serves as Chairman of the Board of Directors. Mr. Landis is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with FCM. The Company believes that Mr. Landis’ history with the Company, familiarity with the FCM’s investment platform and extensive experience in the field of technology-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit, Valuation and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. Landis is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

BOARD ROLE IN RISK OVERSIGHT

The Board oversees the services provided by FCM, including certain risk management functions. Risk management is a broad concept composed of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also reviews reports at least quarterly, and meets at least once annually with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and FCM to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or FCM, its affiliates, or other service providers.

DIVERSITY IN NOMINEES FOR DIRECTOR

The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes diversity of a particular candidate and overall diversity of the Board into account when considering and evaluating candidates for Director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to these matters that must be satisfied before an individual may be nominated to serve as a Director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD OF DIRECTORS

Stockholders may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at our principal offices at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. The Secretary will forward any communications received directly to the Board of Directors.

CODE OF ETHICS

We have adopted a supplemental antifraud code of ethics which applies to, among others, our principal and senior financial officers, including our principal executive officer and principal financial officer. Our supplemental antifraud code of ethics is filed as Exhibit 14.1 of our Annual Report on Form 10-K, filed with the SEC on March 21, 2013 and can be accessed via the SEC’s Internet site at www.sec.gov. We intend to disclose any amendments to or waivers of required provisions of this code on Form 8-K.

We have also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons. Access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. Our code of ethics is filed as Exhibit 99 (R) to Form N-2, filed with the SEC on January 23, 2013, and can be accessed via the SEC’s Internet site. We also have a code of business conduct, which is available on our website and in print to any stockholder who requests it.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We do not have a compensation committee because our executive officers will not receive any direct compensation from us.

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE REPORT

The Nominating Committee of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (“the Company”)  (which is responsible for nominating, corporate governance, and compensation matters) has reviewed and discussed with management the Company’s Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K. Based on this review and discussion, the Nominating Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Submitted by the Nominating Committee

Kimun Lee
Greg Burglin
Rodney Yee

OTHER MATTERS

The Board of Directors knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

OUTSTANDING STOCK

As of March 15, 2013, the Record Date, we had 8,556,480 shares of stock issued and outstanding.

To the knowledge of our management:

•	As of February 28, 2013, Bulldog Investors holds beneficially more than 5% of our outstanding Common Stock.

•	As of February 28, 2013, none of our directors owned 1% or more of our outstanding Common Stock. Kevin Landis held, as of that date, approximately 0.77% of our outstanding common stock.

•	As of February 28, 2013, our officers and directors owned, as a group, approximately 0.77% of our outstanding Common Stock.

HOW PROXIES WILL BE VOTED

All proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes FOR the proposals. We know of no other matters to be presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will cast votes on each proposal in their sole discretion.

HOW TO VOTE

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record, you may authorize the persons named as proxies to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person if able to attend the Annual Meeting.

EXPENSES AND SOLICITATION OF PROXIES

The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses, and all other costs, in connection with the solicitation of proxies will be borne by the Company. We may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of our shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, FCM, our transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. At this point, we do not anticipate we need to incur any material costs in connection with any solicitation activities. We will not pay any of our representatives or FCM any additional compensation for their efforts to supplement proxy solicitation.

DISSENTERS’ OR APPRAISAL RIGHTS

Our stockholders have no dissenters’ or appraisal rights in connection with the proposals under consideration at the Annual Meeting.

REVOKING A PROXY

At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary of the Company at our offices located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113; (2) properly executing and sending a later-dated proxy; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person. Attendance at the Annual Meeting will not revoke your proxy.

QUORUM AND ADJOURNMENT

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the purposes of the Annual Meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker “non-vote” results when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

REQUIRED VOTE

Proposal One. The election of Mr. Yee as a Class II Director requires the affirmative vote of a plurality of the votes cast at the meeting. Each share of common stock is entitled to one vote. For the purposes of Proposal One, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the election of Mr. Yee.

Proposal Two. The ratification of the selection of Tait, Weller & Baker LLP  as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Each share of common stock is entitled to one vote. For purposes of the vote on Proposal Two, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

INVESTMENT ADVISER

Firsthand Capital Management, Inc., is our investment adviser. Its principal office is located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113.

ADMINISTRATOR

BNY Mellon Servicing (U.S.) Inc. (“BNY”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Our current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113 not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date our proxy statement was released to stockholders for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, unless our 2013 Annual Meeting of Stockholders is advanced or delayed more than 30 days from May 23, 2013, a stockholder nomination or proposal intended to be considered at the 2014 Annual Meeting of Stockholders must be received by the Secretary of the Company on or after October 28, 2013, and prior to 5:00 p.m. Pacific Time on November 27, 2013. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in our 2014 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, we must receive it not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by us on or before November 27, 2013 in order to be included in our proxy statement and proxy card for the 2014 Annual Meeting of Stockholders. All nominations and proposals must be in writing.

By Order of the Board of Directors

Kelvin Leung
Secretary

March 18, 2013

APPENDIX A

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
AUDIT COMMITTEE CHARTER
September 10, 2010

1.
The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (the “Fund”) shall be composed entirely of Directors who are not “interested” persons of the Fund, any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, as amended.  The full Board shall designate the members of the Committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Any member of the Committee who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committee and the Board in the absence of such determination.

2.	The primary responsibilities of the Committee are:

a)
To oversee the accounting and financial reporting policies of the Fund and practices, including their internal controls over financial reporting and, as the Committee deems appropriate, the internal controls of key service providers;

b)	To oversee the quality and objectivity of, and review the results of, the annual audits of the Fund’s financial statements and the independent audit thereof;
c)
To interact with the Fund’s independent auditors (the “Auditors”) on behalf of the full Board and to interact with the appropriate officers of the Fund, and the investment adviser, administrator and other key service providers other than the Auditors (collectively, “Management”) regarding accounting and financial reporting matters;

d)
To oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits; and

e)	To approve the Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors.

The function of the Committee is oversight.  Management is primarily responsible for maintaining appropriate systems for accounting and internal control, and the Auditors are primarily responsible for planning and carrying out a proper audit.  Specifically, Management is responsible for: (1) the preparation, presentation, and integrity of the Fund’s financial statements; (2) the implementation of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures designed to assure compliance with all applicable accounting standards, laws, and regulations.  The Auditors are responsible for planning and carrying out a proper audit and review.  Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Management or the Auditors.

Although the Committee is expected to take a questioning and deliberative approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of Management for preparing, or the Auditors for auditing, the Fund’s financial statements.  Members of the Committee are not full-time employees of the Fund and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.  In addition, the authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable laws, or to guarantee any report of the Auditors.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:  (1) one or more officers of the

Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee on which the member does not sit.

3.	To carry out its responsibilities, the Committee shall have the following duties and powers, to be discharged in such a manner as the Committee deems appropriate, in its sole discretion:

a)
To approve, prior to appointment, the engagement of the Auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Act) the selection, retention or termination of the Auditors and, in connection therewith, to (i) review and evaluate matters potentially affecting the independence of the Auditors; (ii) evaluate the independence of the Auditors and to receive and evaluate the Auditors’ specific representations as to their independence; and (iii) evaluate the performance of the Auditors and the quality and depth of the professional staff assigned to the Fund;

b)
To approve, prior to appointment, the engagement of the Auditors to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

c)
To separately adopt in the form attached to this Charter as Exhibit A. detailed policies and procedures, that may be amended from time to time solely by the Committee, for pre-approval of the Auditors to provide audit and non-audit services to a Fund and to provide non-audit services to the Fund’s investment adviser or control affiliate that relate directly to the operations and financial reporting of the Fund;

d)
To consider whether the provision by the Auditors of non-audit services to a Fund’s investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not required to be pre-approved by the Committee, is compatible with maintaining the Auditors’ independence;

e)
To assess the Auditors’ independence at least annually; in connection with which, the Committee shall receive and review a report by the Auditors describing all relationships between the Auditors and the Fund, including the disclosures required by any applicable auditing standard;

f)
To review and discuss with Management the matters about which Statement on Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance) requires discussion, including those specifically mentioned in this Charter;

g)	To review the arrangements for and scope of the Fund’s annual audits and any special audits;
h)	To review and approve the fees proposed to be charged to the Fund by the Auditors for all audit and non-audit services;
i)
To review with the Fund’s principal executive officer and/or principal financial officer, in connection with their certifications of any filings by the Fund on Form N-CSR, any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein or in internal controls over financial reporting and any reported evidence of fraud involving Management or other employees who have a significant role in the Fund’s disclosure controls and procedures;

j)
To meet with the Auditors, including private meetings, as appropriate, (i) to review the arrangements for and the scope of the annual audit and any special audits or other special services; (ii) to discuss any matters of concern arising in connection with audits of the Fund’s financial statements, including any adjustments to such statements recommended by the Auditors, or other results of the audits; (iii) to review the quality and adequacy of the internal accounting staff; (iv) to consider the Auditors’ comments with respect to the appropriateness and adequacy of the Fund’s financial policies, procedures and internal controls over financial reporting and to review management’s responses thereto; and (v) to review with the Auditors their opinions as to the fairness of the financial statements;

k)
To consider the effect on the Fund of:  (i) any changes in accounting principles or practices proposed by Management or the Auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Fund’s internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

l)	To investigate or initiate investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;
m)
To report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate;

n)	To serve as a “qualified legal compliance committee” (as such term is defined in 17 CFR Part 205), the duties of which are listed on Exhibit B to this Charter; and
o)	To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

4.
The Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require.  The Committee shall record minutes of its meetings and shall invite Directors who are not members of the Committee, Management, counsel and representatives of service providers to attend meetings and provide information as the Committee, in its sole discretion, considers appropriate.

5.
The Committee shall be available, as reasonable, to meet with appropriate officers of the Fund, and with internal accounting staff, and individuals with internal audit responsibilities, for consultation on audit, accounting, and related financial matters.

6.
The Committee shall be given the resources and shall have the authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7.
The Committee shall review this Charter as often as it deems appropriate, and recommend any changes to the Board that it deems appropriate.  The Committee shall have such further responsibilities as are given to it from time to time by the Board.  The Committee shall consult, on an ongoing basis, with Management, the Auditors and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting, and industry developments.

8.	Nothing in this Charter shall be interpreted as diminishing or derogating the responsibilities of the full Board.

EXHIBIT A

PRE-APPROVAL PROCEDURES

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and “permissible” non-audit services to be provided by the Auditors to the Fund, subject to the ratification of the full Committee at its next regularly scheduled meeting.  Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards. The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to:  reviewing the Fund’s internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to the Fund is not required if:  (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the “De Minimus Exceptions”).

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) the Fund’s investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund.  The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

EXHIBIT B

QLCC DUTIES AND RESPONSIBILITIES

•
An attorney reporting a “material violation” under 17 CFR Part 205 (“Reporting Attorney”), is permitted to report evidence of such a material violation directly to the qualified legal compliance committee, which is composed of all Audit Committee members (“QLCC”).

•
The QLCC shall direct that the CLO provide contact information to all attorneys who provide services to the Fund and would be deemed to be practicing before the SEC under the Attorney Rules for one or more members of the QLCC so that confidentiality can be ensured for any attorney who reports evidence of a material violation.

•	The QLCC shall designate an appropriate repository for the retention of materials generated in connection with the receipt of any report of a material violation by the QLCC.

•	Once a report of evidence of a material violation by the Fund, its officers, directors, employees or agents has been received by the QLCC, the QLCC has the authority and responsibility:

(i)
To inform the CLO and CEO of such report (except in the case where the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and CEO, and has informed the QLCC of such belief); and

(ii)	To determine whether an investigation is necessary or appropriate, and, if it determines an investigation is necessary or appropriate, to:
(A)	Notify the full Board of Directors;
(B)	Initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and
(C)	Retain such additional expert personnel as the QLCC deems necessary;

and, at the conclusion of such investigation,

(A)	Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and
(B)	Inform the CLO and the CEO and the Board of Directors of the results of any such investigation and the appropriate remedial measures.
(iii)
By majority vote, to take all other appropriate action, including notifying the U.S. Securities and Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

Firsthand

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

000000000.000000 ext 000000000.000000 ext
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2.

RODNEY YEE

☐ **Mark here to vote FOR the nominee** ☐ **Mark here to WITHHOLD vote from the nominee** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

3. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

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C 1234567890 J N T

1 U P X 1 6 0 6 4 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01M53A

The proxy statement and the Company's most recent Annual Report are available on the Internet at
www.firsthandtvf.com/proxy2013

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Firsthand®

Proxy — FIRSTHAND TECHNOLOGY VALUE FUND, INC.

The undersigned stockholder of Firsthand Technology Value Fund, Inc., a Maryland corporation (the "Company"), hereby appoints Kelvin Landis and Omar Billawala, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Hilton San Jose Hotel at 300 Almaden Boulevard, San Jose, CA 95110, on May 23, 2013, at 2:00 p.m., Pacific Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

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